SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 14, 2003

                          SUTTER HOLDING COMPANY, INC.

               (Exact Name of Registrant as Specified in Charter)



        Delaware                     001-15733                    59-2651232
----------------------------    -----------------      -------------------------
(State or Other Jurisdiction    (Commission File          (IRS Employer
 of Incorporation)               Number)                   Identification No.)


   150 Post Street, Suite 405, San Francisco, California              94108
 -------------------------------------------------------------- ----------------
          (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code (415) 788-1441

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

On January 14, 2003, Sutter Holding Company, Inc. ("Sutter") completed the acquisition of all of the outstanding capital stock of Easton Mortgage Corporation ("Easton") pursuant to a Stock Purchase Agreement ("Stock Purchase Agreement"), dated as of December 31, 2002, by and among registrant, Easton Mortgage Corporation ( "Easton"), RCH, LLC ("RCH"), Timothy A. Birch ("Birch"), Stone Williams, L.L.C., Craig R. Bush, Lawrence Anspach ("LA"), and Diana Mead ("DM"). The parties agreed that the acquisition of Easton's capital stock by Sutter would be effective among themselves as of December 31, 2002. The purchase price consisted of $1,000,000 in cash, secured promissory notes issued by Sutter in the aggregate original principal amount of $2,750,000 and warrants to acquire up to 60,000 shares of Sutter's common stock at an exercise price of $11.00 per share. None of the other parties to the Stock Purchase Agreement is an affiliate of Sutter, or any of Sutter's executive officers, directors or principal shareholders.

Copies of the Stock Purchase Agreement, the form of the secured promissory note and the form of common stock purchase warrant are attached hereto as Exhibit 2.1, Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated by reference herein. The terms and conditions of the acquisition are further described in Sutter's press release dated January 17, 2003, attached hereto as
Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements of Businesses Acquired.

It is impracticable to provide the financial statements required under this Item as of the date this Current Report on Form 8-K must be filed. The required financial statements will be filed by amendment hereto as soon as practicable, but in any event not later than 60 days after the date hereof.

(b)           Pro Forma Financial Information.

It is impracticable to provide the pro forma financial information required under this Item as of the date this Current Report on Form 8-K must be filed. The required pro forma financial information will be filed by amendment hereto as soon as practicable, but in any event not later than 60 days after the date hereof.

 (c)           Exhibits

The following documents are filed as exhibits to this report on Form 8-K.

EXHIBIT      DESCRIPTION
-----------  -------------------------------------------------------------------
2.1          Stock Purchase Agreement as of December 31, 2002 by and among
             Sutter Holding Company, Inc., a Delaware corporation, Easton
             Mortgage Corporation, a California corporation, RCH, LLC, a
             Michigan limited liability company, Timothy A. Birch, Stone
             Williams, L.L.C., a Michigan limited liability company, Craig R.
             Bush, an individual, Lawrence Anspach, an individual, and Diana
             Mead, an individual
4.1          Form of Secured Promissory Note
4.2          Form of Common Stock Purchase Warrant
99.1         Press Release dated January 17, 2003

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 17, 2003            SUTTER HOLDING COMPANY, INC.

                            By: s/ ROBERT E. DIXON
                                --------------------------------------------
                                Robert E. Dixon, Co-Chief Executive
                                Officer

                                INDEX TO EXHIBITS

EXHIBIT      DESCRIPTION
-----------  -------------------------------------------------------------------
2.1          Stock Purchase Agreement as of December 31, 2002 by and among
             Sutter Holding Company, Inc., a Delaware corporation, Easton
             Mortgage Corporation, a California corporation, RCH, LLC, a
             Michigan limited liability company, Timothy A. Birch, Stone
             Williams, L.L.C., a Michigan limited liability company, Craig R.
             Bush, an individual, Lawrence Anspach, an individual, and Diana
             Mead, an individual
4.1          Form of Secured Promissory Note
4.2          Form of Common Stock Purchase Warrant
99.1         Press Release dated January 17, 2003